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                                                                   Exhibit 10.36

                           ALLSTATE INSURANCE COMPANY
                         ALLSTATE PLAZA SOUTH, SUITE G5C
                           NORTHBROOK, ILLINOIS 60062

                                 January 5, 2004

Inland Southeast Stony Creek, L.L.C.
2901 Butterfield Road
Oakbrook, Illinois 60523

          Re:  Allstate Insurance Company
               Loan No. 122397
               Stoney Creek Marketplace
               17130 Mercantile Boulevard, Noblesville, Indiana (the "Property")

Ladies and Gentlemen:

     Reference is made to our Commitment Letter dated December 16, 2003, as amended (the "Commitment") with respect to a $14,162,000 loan (the "Loan") to be evidenced by a Mortgage Note (the "Note") of even date herewith, payable to Allstate Insurance Company in the principal amount of the Loan and to be secured by a Mortgage, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing of even date herewith (the "Mortgage") encumbering the Property. Initially capitalized terms used but not otherwise defined in this letter agreement (the "Letter Agreement") have the same meanings given them in the Mortgage.

     In consideration of your execution and delivery of the documents evidencing, securing or otherwise pertaining to the Loan (the "Loan Documents"), you (the "Borrower") and we (collectively, "Lender") hereby agree as follows:

     1. RELATED AGREEMENT. This Letter Agreement shall constitute a Related Agreement.

     2. IMPOUNDS. With regard to the provisions contained in Section 1.06 of the Mortgage requiring Borrower to deposit 1/12 of the annual amounts of real estate taxes, regular and special assessments and insurance premiums, Lender hereby agrees to defer collection of such monthly deposits for so long as (a) Borrower is the sole fee simple owner of the Property; and (b) no Event of Default exists under the Loan Documents and no condition or event exists which with notice, the passage of time, or both, would constitute an Event of Default; and (c) at Lender's election, Borrower either pays for a tax reporting service or Borrower promptly and consistently furnishes evidence that taxes and insurance are being currently paid.

     3.   EARTHQUAKE INSURANCE. With regard to the provisions contained in
Section 1.02 of the Mortgage requiring Borrower obtain earthquake insurance coverage on the Property, Lender hereby agrees to waive such requirement until such time as such coverage is available at commercially reasonable rates and in Lender's reasonable opinion such coverage is generally required by other institutional lenders.

     4. BORROWER'S RIGHT TO TRANSFER THE PROPERTY. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Mortgage, Borrower shall have a

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one time right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to assign, sell or transfer all of the Property (the "Permitted Transfer") to a party with experience, reasonably satisfactory to Lender, in managing property similar to the Property and whose financial condition is reasonably satisfactory to Lender, ("Permitted Transferee"). The Permitted Transfer shall be further conditioned upon:

     (a) the payment by Borrower to Lender of a transfer fee equal to one percent of the outstanding principal balance of the Note (a nonrefundable $5,000 deposit toward such transfer fee shall be due at the time Borrower initially requests a Permitted Transfer, the balance of the transfer fee shall be due on the closing of the transaction);

     (b) the reimbursement of all of Lender's expenses, including legal fees, incurred in connection with the Permitted Transfer;

     (c) the Permitted Transferee and such general partners or principals of Permitted Transferee as Lender may request, assuming, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement and the Nonrecourse Exception Indemnity Agreement, with the same degree of recourse liability as Borrower and subject to the same exculpatory provisions;

     (d) Lender's receipt of a title policy complying with the requirements of the Commitment, updated to the date of the Permitted Transfer, evidencing that such Permitted Transfer will not adversely affect Lender's first and prior lien on the Property or any other rights or interests granted to Lender under the Loan Documents;

     (e) Lender's receipt of opinions of counsel acceptable to Lender that all previous opinions, pertaining to Borrower are true with respect to the Permitted Transferee and the Permitted Transferee has duly assumed the Loan Documents, and same are valid and enforceable against Permitted Transferee and the Property; and that Borrower has the requisite power and authority to properly transfer the Property;

     (f) the Property having maintained a Debt Coverage Ratio of not less than 200 percent for the 12 month period ending 30 days before the date of the Permitted Transfer and the Property having a projected Debt Coverage Ratio for the next 12 months based on the most recently approved and certified financial statements and annual rent roll of not less than 200 percent;

     (g) the Permitted Transferee paying to Borrower at least 40 percent cash down payment on the date of the Permitted Transfer;

     (h) Lender's receipt and approval of the purchase and sale contract and copies of the proposed transfer documentation;

     (i) Lender's receipt and approval of the Permitted Transferee's resume and financial statements; and

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     (j)  Lender's receipt and approval of an updated MAI appraisal by an appraiser satisfactory to Lender (prepared at Borrower's expense) specifically confirming a loan to value ratio of no more than 60 percent.

     In addition, Borrower shall have the right, provided there is no default or an event which, with notice or the passage of time, or both, could result in a default by Borrower under the Loan Documents, to make a Permitted Transfer to INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Member"), the sole member of Borrower, so long as (x) Borrower pays to Lender a transfer fee equal to $5,000, (y) the Member assumes, in form and substance satisfactory to Lender, all obligations of Borrower under the Loan Documents, including, without limitation, the Environmental Indemnity Agreement, with the same degree of recourse liability as Borrower and subject to the same exculpatory provisions, and (z) the conditions and requirements set forth in subparagraphs 4(b), (d) and (e) above are satisfied.

     Net Operating Income shall be certified to be true and correct by the managing general partner, manager or chief financial officer of Borrower.

     5. RIGHT TO CHANGE OWNERSHIP INTERESTS IN BORROWER. Notwithstanding the provisions contained in Section 1.08 and other applicable provisions of the Mortgage, so long as Member maintains its status as a Real Estate Investment Trust (a "REIT") any encumbrance, security interest or assignment or transfer of ownership of all types and classes of the shares of Member shall not constitute an improper encumbrance or transfer.

     6. INSURANCE. Lender hereby approves the insurance evidenced by the certificates attached as EXHIBIT A hereto.

     7. PROPERTY MANAGER. Lender hereby approves INLAND NORTHWEST MANAGEMENT CORP. as manager of the Property, subject to its execution of the letter attached as EXHIBIT B hereto.

     8. RIGHTS PERSONAL TO BORROWER. This Letter Agreement shall be binding upon Borrower and its successors and assigns, except that the rights granted to Borrower in paragraphs 2 -- 7 of this Letter Agreement shall be personal to Borrower and shall not inure to the benefit of any subsequent owner of the Property. In the event Lender transfers all or any part of the Loan or any interest in the Loan Documents to any other person or entity, Lender agrees to notify such transferee(s) of the existence of this Letter Agreement and the fact that it is binding upon Lender's successors and assigns by delivering such transferee(s) a true, correct and complete copy of this Letter Agreement concurrently with such transfer accompanied by a letter of transmittal from Lender advising such transferee(s) of the binding nature of the provisions of this Letter Agreement. Lender will send a copy of its letter of transmittal and the enclosure to Borrower, and Borrower's name will be shown on the face of the original letter of transmittal as an addressee thereof.

                                  *  *  *  *  *

                            [Signature Page Follows]

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                                                                        INV
                                                                        LAW

                                        Very truly yours,

                                        ALLSTATE INSURANCE COMPANY,
                                        an Illinois insurance corporation

                                        By: /s/ Heather [ILLEGIBLE]
                                           ----------------------------------


                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                               Its Authorized Signatories

                                        Accepted and agreed:

                                        INLAND SOUTHEAST STONY CREEK, L.L.C.,
                                        a Delaware limited liability company

                                        By: INLAND WESTERN RETAIL REAL ESTATE
                                            TRUST, INC., a Maryland corporation,
                                            Its sole member

                                            By:  /s/D A Palmer Debra A Palmer
                                            ----------------------------------
                                            Its: Asst Secretary
                                            ----------------------------------

Dated: January 5, 2004

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                                    EXHIBIT A

                             INSURANCE CERTIFICATES

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  [ACORD(TM) LOGO]  CERTIFICATE OF LIABILITY INSURANCE          DATE(MM/DD/YYYY)
                                                                01/14/04

PRODUCER                  1-630-773-3800                            THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
Arthur J. Gallagher & Co,                                           CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE
                                                                    DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
Two Pierce Place                                                    POLICIES BELOW.

Itasca, IL 60143-3141
Mary Belasich                                                    INSURERS AFFORDING COVERAGE                        NAIC #

INSURED                                                          INSURER A: National Surety Corp                    21881
Inland Western Retail Real Estate Trust, Inc.
                                                                 INSURER B: St Paul Fire & Marine Inc Co            24767

2901 Butterfield Road                                            INSURER C:

Oak Brook, IL 60523                                              INSURER D:

                                                                 INSURER E:

COVERAGES

    THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.
    NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY
    BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
    CONDITIONS OF SUCH POLICIES, AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR ADD'L       TYPE OF INSURANCE            POLICY NUMBER  POLICY EFFECTIVE POLICY EXPIRATION
LTR  INSRD                                                    DATE (MM/DD/YY)  DATE (MM/DD/YY)                       LIMITS

 B          GENERAL LIABILITY                 CK01206068         12/08/03         12/08/04      EACH OCCURENCE          $  1,000,000
                                                                                                DAMAGE TO RENTED        $     50,000
           /X/ COMMERCIAL GENERAL LIABILITY                                                     PREMISES (Ex occurrence)
           / / / /CLAIMS MADE /X/ OCCUR
                                                                                                MED EXP (Any one person)$      1,000
           / /_____________________________
                                                                                                PERSONAL & ADV INJURY   $  1,000,000
           / /_____________________________
                                                                                                GENERAL AGGREGATE       $  2,000,000
           GEN'L AGGREGATE LIMIT APPLIES PER:
                                                                                                PRODUCTS-COMP/OP AGG    $  1,000,000
           /X/ POLICY / / PROJECT / / LOC

           AUTOMOBILE LIABILITY

           / / ANY AUTO                                                                         COMBINED SINGLE LIMIT
                                                                                                (Ex accident)           $
           / / ALL OWNED AUTOS
                                                                                                BODILY INJURY
           / / SCHEDULED AUTOS                                                                  (Per person)            $

           / / HIRED AUTOS                                                                      BODILY INJURY
                                                                                                (Per accident)          $
           / / NON-OWNED AUTOS
                                                                                                PROPERTY DAMAGE
           / /_____________________________                                                     (Per accident)          $
           / /

           GARAGE LIABILITY                                                                     AUTO ONLY - EA ACCIDENT $

           / / ANY AUTO
           / /
                                                                                                OTHER THAN   EA ACC     $
                                                                                                AUTO ONLY:      AGG     $

 A         EXCESS/UMBRELLA LIABILITY          XEK85878874        12/08/03         12/08/04      EACH OCCURRENCE         $ 25,000,000

           /X/ OCCUR / / CLAIMS MADE                                                            AGGREGATE               $ 25,000,000

                                                                                                                        $

           / / DEDUCTIBLE                                                                                               $

           / / RETENTION         $                                                                                      $


           WORKERS COMPENSATION AND
           EMPLOYERS' LIABILITY                                                                 WC STATUTORY   OTHER
                                                                                                 LIMITS
           ANY PROPRIETOR/PARTNER/        INCL                                                  E.L. EACH ACCIDENT      $
           EXECUTIVE OFFICER/MEMBER       EXCL.
           EXCLUDED?                                                                            E.L.DISEASE-EA EMPLOYEE $

           If yes, describe under
           SPECIAL PROVISIONS below                                                             E.L.DISEASE - POLICY
                                                                                                 LIMIT                  $
           OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Re: Loan #122-397 Stony Creek Marketplace, 1713C Mercantile Blvd., Nobaleville, IN
Allstate Life Insurance Company, IASOA, c/o Holliday Fenoglio Fowler, LP is shown as an additional insured solely with respect to
General Liability coverage as evidenced herein as required by written contract with respect to location referenced above. Named
Insured includes Inland Southeast Stony Creek, LLC.

CERTIFICATE HOLDER                                                CANCELLATION

Allstate Ins. Co., IASOA c/o Holliday Fenoglio Fowler, LP         SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED
Re: Stony Creek Marketplace                                       BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER
                                                                  WILL ENDEAVOR TO MAIL 60 DAYS WRITTEN NOTICE TO THE
                                                                  CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO
2000 Post Oak Blvd. Ste. 2000                                     SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND
                                                                  UPON THE INSURER, ITS AGENTS OR

Houston, TX 77055                                                 REPRESENTATIVES.
                                                                  --------------------------
                                                                  AUTHORIZED REPRESENTATIVE
                                           USA

                                                                                  /s/ W.D. Grant
                                                                                  ---------------

ACORD 25(2001/08)  lorconn                                                                         (C) ACORD CORPORATION 1988
                   1615029
                                               Powered By
                                                         CERTIFICATESNOW(TM)
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                                                         INLWESRE

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  [ACORD(TM) LOGO] EVIDENCE OF PROPERTY INSURANCE               DATE(MM/DD/YYYY)
                                                                12/04/03

  THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN
  FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER              PHONE                    COMPANY
                      (A/C. No. Ext):
AJ Gallagher Risk Mgmt Svcs MM                 St. Paul Fire & Marine
2, Pierce Place                                385 Washington Street
Itasca, IL 60143                               P.O. Box 64345
Mary Belasich, 630-773-3800                    St. Paul, MN 55102

CODE:                         SUB CODE:

AGENCY
CUSTOMER ID #: 68537

INSURED                                        LOAN NUMBER         POLICY NUMBER
Inland Western Retail Real Estate              122-397/CF #62                 CK01206068
Trust, Inc.
2901 Butterfield Road                          EFFECTIVE DATE     EXPIRATION DATE       CONTINUED UNTIL
Oak Brook, IL 60523                               12/05/03           12/05/04        / /TERMINATED IF CHECKED

                                               THIS REPLACES PRIOR EVIDENCE DATED:


PROPERTY INFORMATION
LOCATION/DESCRIPTION
Stony Creek Marketplace
17015-17177 Mercantile Blvd.
Noblesville, IN 46060


COVERAGE INFORMATION

                     COVERAGE/PERILS/FORMS                        AMOUNT OF INSURANCE     DEDUCTIBLE
------------------------------------------------------------------------------------------------------
Blanket Building Coverage                                           $    13,600,000    $        10,000
Special Form, Replacement Cost, Agreed Amount
Blanket Loss of Rents Coverage                                      $     2,479,169
Flood Coverage (Non-Zone A&B)                                       $    15,000,000    $        25,000
Earthquake Coverage (MMI Zones 1-6 only)                            $    15,000,000    $        25,000
Terrorism Coverage is included per St. Paul Form

REMARKS (INCLUDING SPECIAL CONDITIONS)

Re: Named Insured, Inland Southeast Stony Creek, LLC

Allstate Insurance Company, IASOA, c/o Holliday Fenoglio Fowler, LP is shown as mortgagee and loss payee soley with respect to property coverage as evidenced herein as required by written contract with respects to the building at location referenced above.

CANCELLATION
   THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD, SHOULD THE POLICY
   BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 60 DAYS WRITTEN NOTICE, AND
   WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE
   POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST
NAME AND ADDRESS                                                 /X/ MORTGAGEE     / / ADDITIONAL INSURED
Allstate Insurance Company, IASOA                                /X/ LOSS PAYEE    / /
c/o Holliday Fenoglio Fowler, LP
2000 Post Oak Blvd.                                              LOAN # 122-397/CF #62
Suite #2000
Houston, TX 77056                                                AUTHORIZED REPRESENTATIVE
                                                                 /s/ W.D. Grant

ACORD 27 (3/83)  1 of 1  2820                                                         MZB (C) ACORD CORPORATION 1983

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                                    IMPORTANT

   If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

   If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

                                   DISCLAIMER

   The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.


ACORD 25(2001/08)

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                                    EXHIBIT B

                             PROPERTY MANAGER LETTER

                        INLAND NORTHWEST MANAGEMENT CORP.

                                 January 5, 2004

Allstate Insurance Company
c/o Allstate Investments, LLC
Allstate Plaza South, Suite G5C
3075 West Sanders Road
Northbrook, Illinois 60062
Attention:  Commercial Mortgage Division

          Re:  Allstate Insurance Company
               Loan No. 122397
               Stoney Creek Marketplace
               17130 Mercantile Boulevard, Noblesville, Indiana (the "Property")

Ladies and Gentlemen:

     The undersigned ("Manager") is the current property manager of the Property pursuant to that certain Management Agreement (the "Agreement") dated December ___, 2003, by and between INLAND SOUTHEAST STONY CREEK, L.L.C., a Delaware limited liability company ("Owner") and Manager. In consideration of your making the Loan to Owner (Manager being an affiliate of Owner), Manager acknowledges and agrees to the following:

     1. Allstate, in its sole discretion, may terminate the Agreement by notice to Manager upon acquisition by Allstate of title to the Property by foreclosure, deed in lieu of foreclosure, or other transfer of the Property or upon Allstate otherwise obtaining possession of the Property by any lawful means. Upon the appointment of a receiver or court appointed officer, either Allstate or such receiver or officer may terminate the Agreement in its sole discretion by notice to Manager.

     2. Manager waives any right to create a lien against the Property to secure payment of unpaid management fees.

     3. Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgment, all management fees paid or payable to Manager thereafter shall be subordinate to amounts owed to Allstate under such Loan documents.

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     4.   Upon the occurrence of, and during the continuation of, a default under any of the documents evidencing the Loan which has not been cured in Allstate's sole judgement, all management fees and other sums received by Manager thereafter in connection with management of the Property shall be held in trust for the benefit of Allstate.

     5. Until Allstate elects to terminate the Agreement as provided herein, Manager will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Allstate and its successors and assigns, so long as Allstate performs the duties and obligations of Owner under the Agreement accruing after the date Allstate exercises its rights under the Mortgage.

                                               INLAND NORTHWEST MANAGEMENT CORP.

                                            By:
                                               ---------------------------------
                                               Its
                                                  ------------------------------

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